UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2024
TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 Federal Street
Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 770-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 9, 2024, Lake Mariner Data LLC, a Delaware limited liability company (“Lake Mariner Data”) and a wholly owned subsidiary of TeraWulf Inc. (the “Company” or “TeraWulf”), entered into a lease agreement (the “New Lease”) with Somerset Operating Company, LLC, a Delaware limited liability company (“Somerset”), for a portion of Somerset’s real property located in the Town of Somerset, New York, consisting of approximately 157 acres, including all structures, equipment, facilities and fixtures located thereon (the “Premises”). The Premises will be used by TeraWulf and its subsidiaries for cryptocurrency mining and high-performance computing (HPC) data center operations.

The New Lease has an initial term of 35 years, commencing on October 9, 2024, and will automatically renew for up to nine additional periods of five years each, unless Lake Mariner Data provides written notice to Somerset to terminate the New Lease at least six months prior to the expiration of the initial term or the then-current renewal term, as applicable. The annual rent for the Premises is $281,398.20, payable in advance in equal monthly installments of $23,449.85, subject to annual adjustments based on the change in the Consumer Price Index. Lake Mariner Data is also responsible for paying its proportionate share of certain costs, expenses and disbursements that Somerset incurs in connection with the ownership, operation and maintenance of any other portions of the real property necessary or useful to reasonably support Lake Mariner Data’s use of the Premises.

In connection with the execution and delivery of the New Lease, Lake Mariner Data and Somerset also entered into a lease termination agreement (the “Termination Agreement”), pursuant to which they terminated an existing lease agreement dated June 1, 2021 between Lake Mariner Data and Somerset for the Premises (the “Prior Lease”). As consideration for Somerset’s willingness to terminate the Prior Lease and enter into the New Lease, TeraWulf paid Somerset’s parent company Riesling Power LLC (“Riesling Power”) 20 million shares (the “Shares”) of TeraWulf’s common stock, par value $0.001 per share (the “Common Stock”), and $12 million in cash. Under the terms of the New Lease, Riesling Power agreed not to sell any of the Shares until October 9, 2025. Thereafter, Riesling Power may sell up to 5 million shares of Common Stock. After April 9, 2026, Riesling Power is no longer subject to the foregoing restrictions on sale.

The New Lease contains customary representations, warranties, covenants and indemnities by the parties, as well as provisions relating to environmental matters, insurance, casualty, condemnation, assignment, subleasing, default and remedies. The New Lease also grants Somerset the right to participate in TeraWulf’s board of directors meetings as a non-voting observer for the remainder of the New Lease term, provided that Somerset (together with its affiliates) continues to beneficially own at least 15 million shares of Common Stock. The New Lease also provides that Beowulf Electricity & Data Inc. (“Beowulf”), an affiliate of Somerset, will continue to act as the exclusive operator of the Premises for TeraWulf, unless Beowulf is in material default of its services or Somerset consents to its replacement, with Somerset’s consent not to be unreasonably withheld, conditioned or delayed.

In connection with TeraWulf’s payment of Common Stock and cash described above, TeraWulf and Riesling Power also entered into a registration rights agreement dated October 9, 2024 (the “Registration Rights Agreement”), pursuant to which TeraWulf agreed to file a resale shelf registration statement on Form S-3 as soon as is reasonably practical after the date of the Registration Rights Agreement, but in any event no later than sixty days following such date, to cover the sale or distribution from time to time of the Shares by the Holders (as defined in the Registration Rights Agreement). The Registration Rights Agreement also provides Riesling Power and the Holders with certain piggyback registration rights in the event TeraWulf files a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) with respect to an offering of Common Stock.

The foregoing summary of the New Lease, the Termination Agreement and the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Lease, the Termination Agreement and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth above under Item 1.01 is incorporated by reference into this Item 1.02.

Item 7.01. Regulation FD Disclosure.

On October 10, 2024, TeraWulf issued a press release (“Press Releases”) announcing the New Lease. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Lease Agreement between Somerset Operating Company, LLC and Lake Mariner Data LLC, dated as of October 9, 2024.
10.2	Lease Termination Agreement between Somerset Operating Company, LLC and Lake Mariner Data LLC, dated as of October 9, 2024.
10.3	Registration Rights Agreement between TeraWulf Inc. and Riesling Power LLC, dated as of October 9, 2024.
99.1	Press Release announcing the New Lease, dated October 10, 2024.
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf and/or its business; (12) potential differences between the unaudited results disclosed in this release and the Company’s final results when disclosed in its Annual Report on

Form 10-K as a result of the completion of the Company’s final adjustments, annual audit by the Company’s independent registered public accounting firm, and other developments arising between now and the disclosure of the final results; and (13) other risks and uncertainties detailed from time to time in the Company’s filings with the SEC. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Patrick Fleury
Name:	Patrick Fleury
Title:	Chief Financial Officer
Dated: October 10, 2024